Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

June 30, 2004

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income are non-GAAP (Generally Accepted Accounting Principles) measures. To provide investors a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income excludes the effect of market value fluctuations of the Company's fixed maturity securities primarily associated with changes in interest rates. Management believes that measuring return on average equity without accumulated other comprehensive income is important to investors because the turnover of the Company's portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income are ultimately realizable. Furthermore, for the purpose of calculating this ratio, management believes exclusion of other comprehensive income provides investors a better measure of return.

Certain prior period amounts have been reclassified to conform to the current period's presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (503)321-6127

Fax: (503)478-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC

Financial Highlights

(Dollars in millions - except share data)

CONSOLIDATED

						2004		2003
1999	2000	2001	2002	2003		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$104.5	$116.9	$133.3	$158.4	$194.4	Employee Benefits	$62.9	$50.1	$59.4	$48.1	$42.3	$44.6
11.9	15.5	27.2	31.7	37.4	Individual Insurance	8.6	11.2	5.9	11.5	11.6	8.4
(1.8)	—	(0.2)	—	5.3	Retirement Plans	2.5	1.7	2.0	1.7	0.9	0.7
6.4	8.7	4.2	(18.1)	2.7	Other	1.3	4.2	0.4	4.0	2.5	(4.2)

121.0	141.1	164.5	172.0	239.8	Total income before income taxes	75.3	67.2	67.7	65.3	57.3	49.5
41.1	46.4	58.5	61.0	83.5	Income taxes	22.8	23.6	23.2	22.9	20.1	17.3

$79.9	$94.7	$106.0	$111.0	$156.3	Net income	$52.5	$43.6	$44.5	$42.4	$37.2	$32.2

					Net income per common share: *
$2.37	$2.97	$3.47	$3.77	$5.39	Basic	$1.84	$1.49	$1.53	$1.46	$1.29	$1.11
2.37	2.95	3.44	3.73	5.33	Diluted	1.82	1.48	1.51	1.45	1.27	1.10
					Share data:
33,630,692	31,878,834	30,553,049	29,435,920	28,989,550	Basic weighted average *	28,567,118	29,170,374	29,080,516	29,003,615	28,937,380	28,934,602
33,674,367	32,125,596	30,835,722	29,772,402	29,334,559	Diluted weighted average *	28,850,613	29,537,927	29,450,122	29,314,274	29,230,629	29,222,728
32,774,098	31,565,486	29,782,966	29,185,276	29,300,723	At period end	28,369,769	29,154,178	29,300,723	29,179,010	29,120,373	29,061,326

$79.9	$94.7	$106.0	$111.0	$156.3	Net income	$52.5	$43.6	$44.5	$42.4	$37.2	$32.2
0.3	(1.2)	—	(12.6)	6.0	After-tax net capital gains (losses)	1.0	2.9	0.9	3.4	2.4	(0.7)

$79.6	$95.9	$106.0	$123.6	$150.3	Net income excluding after-tax net capital gains (losses)	$51.5	$40.7	$43.6	$39.0	$34.8	$32.9

$0.4	$(1.8)	$—	$(19.7)	$9.3	Net capital gains (losses)	$1.6	$4.5	$1.3	$5.4	$3.7	$(1.1)
0.1	(0.6)	—	(7.1)	3.3	Taxes on net capital gains (losses)	0.6	1.6	0.4	2.0	1.3	(0.4)

$0.3	$(1.2)	$—	$(12.6)	$6.0	After-tax net capital gains (losses)	$1.0	$2.9	$0.9	$3.4	$2.4	$(0.7)

					Diluted earnings per common share: *
$2.37	$2.95	$3.44	$3.73	$5.33	Net income	$1.82	$1.48	$1.51	$1.45	$1.27	$1.10
0.01	(0.04)	—	(0.42)	0.21	After-tax net capital gains (losses)	0.03	0.10	0.03	0.12	0.08	(0.02)

$2.36	$2.99	$3.44	$4.15	$5.12	Net income excluding after-tax net capital gains (losses)	$1.79	$1.38	$1.48	$1.33	$1.19	$1.12

$839.9	$924.4	$973.7	$1,152.6	$1,309.5	Shareholders’ equity	$1,265.6	$1,398.6	$1,309.5	$1,310.2	$1,318.4	$1,197.6
(37.6)	1.9	33.3	147.4	160.3	Accumulated other comprehensive income (loss)	79.0	216.4	160.3	193.1	247.4	167.9

$877.5	$922.5	$940.4	$1,005.2	$1,149.2	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,186.6	$1,182.2	$1,149.2	$1,117.1	$1,071.0	$1,029.7

9.5%	10.7%	11.2%	10.4%	12.7%	Net income return on average equity	15.8%	12.9%	13.6%	12.9%	11.8%	11.0%
9.7	10.5	11.4	11.4	14.5	Net income return on average equity (excluding accumulated other comprehensive income (loss))	17.7	15.0	15.7	15.5	14.2	12.7
9.7	10.8	11.4	12.7	14.0	Net Income return on average equity (excluding after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	17.4	14.0	15.4	14.3	13.3	12.9
					Book value per common share: *
$25.63	$29.29	$32.69	$39.49	$44.69	Including accumulated other comprehensive income (loss)	$44.61	$47.97	$44.69	$44.90	$45.27	$41.21
(1.14)	0.06	1.11	5.05	5.47	Accumulated other comprehensive income (loss)	2.78	7.42	5.47	6.62	8.49	5.78

$26.77	$29.23	$31.58	$34.44	$39.22	Excluding accumulated other comprehensive income (loss)	$41.83	$40.55	$39.22	$38.28	$36.78	$35.43

1,971	2,082	2,255	2,465	2,630	Number of employees	2,694	2,656	2,630	2,593	2,564	2,521

*	Share data for 1999 is pro forma.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2004		2003
1999	2000	2001	2002	2003		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$959.2	$1,102.0	$1,231.7	$1,383.3	$1,609.3	Premiums	$409.5	$406.7	$396.7	$405.3	$406.0	$401.3
340.9	362.4	352.6	385.1	441.8	Net investment income	112.6	111.7	111.1	114.1	109.5	107.1
0.4	(1.8)	—	(19.7)	9.3	Net capital gains (losses)	1.6	4.5	1.3	5.4	3.7	(1.1)
3.0	4.1	5.1	5.9	6.4	Other	1.8	1.6	1.6	1.7	1.7	1.4

1,303.5	1,466.7	1,589.4	1,754.6	2,066.8	Total revenues	525.5	524.5	510.7	526.5	520.9	508.7

					Benefits and expenses:
821.3	929.5	1,017.0	1,117.1	1,297.8	Benefits to policyholders	312.8	319.4	310.6	330.0	333.0	324.2
88.8	90.4	78.7	72.9	75.0	Interest credited	19.4	18.3	18.7	18.5	19.2	18.6
170.0	190.2	205.0	247.8	280.1	Operating expenses	72.5	72.7	71.8	69.6	67.7	71.0
83.3	102.7	118.3	132.6	144.1	Commissions and bonuses	37.4	38.0	36.5	35.6	36.5	35.5
13.9	18.9	22.1	23.0	24.6	Premium taxes	7.3	7.2	6.5	6.4	5.0	6.7
0.9	1.0	0.1	5.0	17.5	Interest expense	4.3	4.4	4.3	4.4	4.4	4.4
(17.5)	(26.7)	(35.7)	(39.1)	(46.6)	Deferral of acquisition costs	(13.7)	(13.5)	(13.3)	(12.0)	(11.6)	(9.7)
17.3	19.6	19.4	23.3	34.5	Amortization of deferred acquisition costs and value of business acquired	10.2	10.8	7.9	8.7	9.4	8.5
4.5	—	—	—	—	Reorganization expenses	—	—	—	—	—	—

1,182.5	1,325.6	1,424.9	1,582.6	1,827.0	Total benefits and expenses	450.2	457.3	443.0	461.2	463.6	459.2

121.0	141.1	164.5	172.0	239.8	Income before income taxes	75.3	67.2	67.7	65.3	57.3	49.5
41.1	46.4	58.5	61.0	83.5	Income taxes	22.8	23.6	23.2	22.9	20.1	17.3

79.9	94.7	106.0	111.0	156.3	Net income	52.5	43.6	44.5	42.4	37.2	32.2

					Other comprehensive income (loss), net of tax:
(106.2)	40.3	28.2	114.8	15.5	Unrealized capital gains (losses) on securities available for sale, net	(134.8)	58.8	(30.8)	(53.6)	78.8	21.1
(5.6)	(0.8)	3.2	(0.7)	(2.6)	Reclassification adjustment for net capital (gains) losses included in net income, net	(2.6)	(2.7)	(2.0)	(0.7)	0.7	(0.6)

(111.8)	39.5	31.4	114.1	12.9	Total	(137.4)	56.1	(32.8)	(54.3)	79.5	20.5

$(31.9)	$134.2	$137.4	$225.1	$169.2	Comprehensive income (loss)	$(84.9)	$99.7	$11.7	$(11.9)	$116.7	$52.7

					Statutory data - insurance subsidiaries:
$133.0	$148.4	$118.0	$111.9	$214.2	Net gain from operations before federal income taxes	$64.1	$62.6	$50.2	$65.8	$56.7	$41.5
115.7	43.0	126.8	33.1	138.9	Net gain from operations after federal income taxes and before realized capital gains/losses	55.9	34.3	43.7	40.2	31.6	23.4
506.7	517.7	641.9	817.6	876.1	Capital and surplus	922.0	864.9	876.1	844.2	801.4	766.4
41.1	39.8	44.4	35.8	54.3	Asset valuation reserve	63.9	58.0	54.3	42.7	39.3	37.4

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2004		2003
1999	2000	2001	2002	2003		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$855.6	$973.5	$1,129.5	$1,284.3	$1,500.6	Employee Benefits	$381.1	$378.0	$371.0	$378.4	$375.3	$375.9
87.0	104.8	81.2	80.0	85.4	Individual Insurance	22.2	22.4	19.0	21.1	25.0	20.3
16.6	23.7	21.0	19.0	23.3	Retirement Plans	6.2	6.3	6.7	5.8	5.7	5.1

959.2	1,102.0	1,231.7	1,383.3	1,609.3	Total premiums	409.5	406.7	396.7	405.3	406.0	401.3

					Net investment income:
151.8	165.2	187.3	207.0	253.9	Employee Benefits	62.9	62.3	64.2	66.0	62.0	61.7
121.5	128.0	98.9	107.0	109.3	Individual Insurance	27.5	27.9	27.0	27.8	27.3	27.2
50.6	50.7	52.1	52.9	56.1	Retirement Plans	14.8	14.3	13.7	14.2	14.0	14.2
17.0	18.5	14.3	18.2	22.5	Other	7.4	7.2	6.2	6.1	6.2	4.0

340.9	362.4	352.6	385.1	441.8	Total net investment income	112.6	111.7	111.1	114.1	109.5	107.1

0.4	(1.8)	—	(19.7)	9.3	Net capital gains (losses)	1.6	4.5	1.3	5.4	3.7	(1.1)

					Other revenues:
2.9	4.2	4.3	5.5	6.1	Employee Benefits	1.7	1.5	1.5	1.6	1.6	1.4
—	(0.1)	0.8	0.4	0.3	Individual Insurance	0.1	0.1	0.1	0.1	0.1	—
0.1	—	—	—	—	Other	—	—	—	—	—	—

3.0	4.1	5.1	5.9	6.4	Total other revenues	1.8	1.6	1.6	1.7	1.7	1.4

1,303.5	1,466.7	1,589.4	1,754.6	2,066.8	Total revenues	525.5	524.5	510.7	526.5	520.9	508.7

					Benefits and expenses:
905.8	1,026.0	1,187.8	1,338.4	1,566.2	Employee Benefits	382.8	391.7	377.3	397.9	396.6	394.4
196.6	217.2	153.7	155.7	157.6	Individual Insurance	41.2	39.2	40.2	37.5	40.8	39.1
69.0	74.4	73.3	71.9	74.1	Retirement Plans	18.5	18.9	18.4	18.3	18.8	18.6
11.1	8.0	10.1	16.6	29.1	Other	7.7	7.5	7.1	7.5	7.4	7.1

1,182.5	1,325.6	1,424.9	1,582.6	1,827.0	Total benefits and expenses	450.2	457.3	443.0	461.2	463.6	459.2

					Income (loss) before income taxes:
104.5	116.9	133.3	158.4	194.4	Employee Benefits	62.9	50.1	59.4	48.1	42.3	44.6
11.9	15.5	27.2	31.7	37.4	Individual Insurance	8.6	11.2	5.9	11.5	11.6	8.4
(1.8)	—	(0.2)	—	5.3	Retirement Plans	2.5	1.7	2.0	1.7	0.9	0.7
6.4	8.7	4.2	(18.1)	2.7	Other	1.3	4.2	0.4	4.0	2.5	(4.2)

121.0	141.1	164.5	172.0	239.8	Total income before income taxes	75.3	67.2	67.7	65.3	57.3	49.5
41.1	46.4	58.5	61.0	83.5	Income taxes	22.8	23.6	23.2	22.9	20.1	17.3

$79.9	$94.7	$106.0	$111.0	$156.3	Net income	$52.5	$43.6	$44.5	$42.4	$37.2	$32.2

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS SEGMENT

						2004		2003
1999	2000	2001	2002	2003		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$314.2	$362.5	$428.4	$498.0	$606.3	Life and AD&D	$152.1	$149.2	$152.2	$152.4	$151.7	$150.0
398.8	456.2	514.0	583.4	686.1	LTD	175.7	174.9	166.4	171.5	173.2	175.0
81.5	100.5	123.7	145.2	162.9	STD	42.8	42.0	41.2	40.8	40.3	40.6
78.1	77.2	79.4	71.2	63.9	Other	15.6	16.3	15.2	15.5	16.7	16.5
(17.0)	(22.9)	(16.0)	(13.5)	(18.6)	Experience rated refunds	(5.1)	(4.4)	(4.0)	(1.8)	(6.6)	(6.2)

855.6	973.5	1,129.5	1,284.3	1,500.6	Total premiums	381.1	378.0	371.0	378.4	375.3	375.9
151.8	165.2	187.3	207.0	253.9	Net investment income	62.9	62.3	64.2	66.0	62.0	61.7
2.9	4.2	4.3	5.5	6.1	Other	1.7	1.5	1.5	1.6	1.6	1.4

1,010.3	1,142.9	1,321.1	1,496.8	1,760.6	Total revenues	445.7	441.8	436.7	446.0	438.9	439.0

					Benefits and expenses:
705.5	792.1	921.6	1,029.4	1,215.0	Benefits to policyholders *	292.3	300.2	289.3	310.4	311.0	304.3
6.7	7.5	10.3	4.7	4.9	Interest credited	1.2	1.1	1.1	1.2	1.4	1.2
115.4	132.5	148.9	185.8	213.5	Operating expenses	54.8	55.2	54.3	52.6	51.5	55.1
67.4	82.5	90.1	98.8	103.4	Commissions and bonuses	26.6	26.0	25.4	25.7	26.8	25.5
13.8	17.3	20.5	22.4	23.6	Premium taxes	6.7	6.7	6.0	6.2	4.9	6.5
(10.6)	(15.2)	(15.0)	(17.8)	(20.1)	Deferral of acquisition costs	(5.9)	(5.2)	(5.1)	(5.4)	(5.2)	(4.4)
7.6	9.3	11.4	15.1	25.9	Amortization of deferred acquisition costs and value of business acquired	7.1	7.7	6.3	7.2	6.2	6.2

905.8	1,026.0	1,187.8	1,338.4	1,566.2	Total benefits and expenses	382.8	391.7	377.3	397.9	396.6	394.4

$104.5	$116.9	$133.3	$158.4	$194.4	Income before income taxes	$62.9	$50.1	$59.4	$48.1	$42.3	$44.6

					Statistics (% of total premiums):
83.3%	82.1%	82.1%	80.5%	81.3%	Benefit ratio (including interest credited) *	77.0%	79.7%	78.3%	82.3%	83.2%	81.3%
13.5	13.6	13.2	14.5	14.2	Operating expenses	14.4	14.6	14.6	13.9	13.7	14.7
12.2	12.0	11.8	12.3	13.0	Income before income taxes	16.5	13.3	16.0	12.7	11.3	11.9
					Sales (annualized new premiums):
$70.0	$114.5	$115.6	$133.8	$117.9	Life and AD&D	$12.8	$12.0	$57.2	$24.0	$20.6	$16.1
86.8	94.7	98.6	97.1	87.9	LTD	12.1	14.3	45.4	12.0	13.6	16.9
17.2	35.1	37.0	48.8	49.8	STD	8.4	4.0	27.3	5.4	7.7	9.4
15.0	16.5	14.1	23.4	22.1	Other	3.7	2.4	10.4	3.4	3.8	4.5

$189.0	$260.8	$265.3	$303.1	$277.7	Total	$37.0	$32.7	$140.3	$44.8	$45.7	$46.9

					Persistency (% of premiums):**
89.4%	85.2%	88.5%	88.0%	89.7%	Life
87.9	88.3	89.3	88.1	85.5	LTD
76.2	65.9	79.6	75.6	57.5	Dental
84.7	82.9	87.0	85.1	84.9	Other A&H

86.0%	82.7%	87.6%	86.9%	85.6%	Total

*	2001 benefits to policyholders included $4.3 million in pre-tax charges related to the terrorist events of September 11, 2001. The $4.3 million in pre-tax charges were excluded from the benefit ratio.

** 2002 and 2003 do not include the block of business assumed from Teachers Insurance and Annuity Association of America effective October 1, 2002.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL INSURANCE SEGMENT

						2004		2003
1999	2000 *	2001	2002	2003		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$72.3	$70.0	$—	$—	$—	Life	$—	$—	$—	$—	$—	$—
3.4	6.5	2.7	4.6	1.7	Annuities	1.1	0.2	0.6	0.3	0.7	0.1
11.3	28.3	78.5	75.4	83.7	Disability	21.1	22.2	18.4	20.8	24.3	20.2

87.0	104.8	81.2	80.0	85.4	Total premiums	22.2	22.4	19.0	21.1	25.0	20.3
121.5	128.0	98.9	107.0	109.3	Net investment income	27.5	27.9	27.0	27.8	27.3	27.2
—	(0.1)	0.8	0.4	0.3	Other	0.1	0.1	0.1	0.1	0.1	—

208.5	232.7	180.9	187.4	195.0	Total revenues	49.8	50.4	46.1	49.0	52.4	47.5

					Benefits and expenses:
106.3	125.6	85.6	79.8	75.0	Benefits to policyholders **	18.8	17.6	19.6	17.7	19.9	17.8
48.6	48.7	32.8	35.1	36.1	Interest credited	10.3	9.2	9.1	8.9	9.0	9.1
25.7	27.8	22.9	24.0	27.2	Operating expenses	6.9	7.1	7.5	6.9	6.4	6.4
12.2	14.7	22.6	27.3	31.0	Commissions and bonuses	8.0	8.7	8.4	7.7	7.4	7.5
1.0	1.6	1.6	0.6	1.0	Premium taxes	0.6	0.5	0.5	0.2	0.1	0.2
(6.9)	(11.5)	(19.8)	(19.0)	(21.8)	Deferral of acquisition costs	(6.5)	(7.0)	(6.8)	(5.5)	(5.4)	(4.1)
9.7	10.3	8.0	7.9	9.1	Amortization of deferred acquisition costs and value of business acquired	3.1	3.1	1.9	1.6	3.4	2.2

196.6	217.2	153.7	155.7	157.6	Total benefits and expenses	41.2	39.2	40.2	37.5	40.8	39.1

$11.9	$15.5	$27.2	$31.7	$37.4	Income before income taxes	$8.6	$11.2	$5.9	$11.5	$11.6	$8.4

$698.4	$652.9	$702.1	$797.7	$914.9	Annuity assets under management	$1,012.2	$973.1	$914.9	$866.1	$852.7	$823.8
n/a	n/a	104.5%	99.8%	87.8%	Benefit ratio (% of total premiums) **	84.7%	78.6%	103.2%	83.9%	79.6%	87.7%
					Statistics (% of revenue):
12.3%	11.9%	12.6%	12.8%	13.9%	Operating expenses	13.9%	14.1%	16.3%	14.1%	12.2%	13.5%
5.7	6.7	15.0	16.9	19.2	Income before income taxes	17.3	22.2	12.8	23.5	22.1	17.7
					Sales:
$4.4	$4.0	$—	$—	$—	Life premiums	$—	$—	$—	$—	$—	$—
6.7	15.1	62.6	109.1	139.4	Annuity deposits	42.7	54.5	57.6	25.1	26.9	29.8
3.4	3.5	9.6	11.5	16.0	Disability premiums	4.3	4.0	4.8	4.5	3.8	2.9

$14.5	$22.6	$72.2	$120.6	$155.4	Total	$47.0	$58.5	$62.4	$29.6	$30.7	$32.7

91.4%	90.3%	92.1%	94.3%	95.1%	Disability persistency (% of premiums)

*	Includes $1.9 million of severance costs associated with disposition of the individual life product line.
**	2001 benefits to policyholders included $0.7 million in pre-tax charges related to the terrorist events of September 11, 2001. The $0.7 million in pre-tax charges were excluded from the benefit ratio.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

RETIREMENT PLANS SEGMENT

						2004		2003
1999	2000	2001	2002	2003		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$16.6	$23.7	$21.0	$19.0	$23.3	Premiums	$6.2	$6.3	$6.7	$5.8	$5.7	$5.1
50.6	50.7	52.1	52.9	56.1	Net investment income	14.8	14.3	13.7	14.2	14.0	14.2

67.2	74.4	73.1	71.9	79.4	Total revenues	21.0	20.6	20.4	20.0	19.7	19.3

					Benefits and expenses:
9.5	11.8	9.8	7.9	7.8	Benefits to policyholders	1.7	1.6	1.7	1.9	2.1	2.1
33.5	34.2	35.2	32.5	34.0	Interest credited	7.9	8.0	8.5	8.4	8.8	8.3
22.3	22.9	23.6	27.0	27.8	Operating expenses	7.4	7.3	7.2	7.0	6.8	6.8
3.7	5.5	5.6	6.5	9.7	Commissions and bonuses	2.8	3.3	2.7	2.2	2.3	2.5
—	—	(0.9)	(2.3)	(4.7)	Deferral of acquisition costs	(1.3)	(1.3)	(1.4)	(1.1)	(1.0)	(1.2)
—	—	—	0.3	(0.5)	Amortization of deferred acquisition costs	—	—	(0.3)	(0.1)	(0.2)	0.1

69.0	74.4	73.3	71.9	74.1	Total benefits and expenses	18.5	18.9	18.4	18.3	18.8	18.6

$(1.8)	$—	$(0.2)	$—	$5.3	Income (loss) before income taxes	$2.5	$1.7	$2.0	$1.7	$0.9	$0.7

$655.4	$662.4	$751.6	$784.7	$891.9	General account	$957.4	$913.0	$891.9	$855.3	$835.1	$827.6
992.3	1,092.7	1,019.2	1,018.6	1,685.7	Separate account	1,952.5	1,847.2	1,685.7	1,414.3	1,296.1	1,064.6

$1,647.7	$1,755.1	$1,770.8	$1,803.3	$2,577.6	Assets under management	$2,909.9	$2,760.2	$2,577.6	$2,269.6	$2,131.2	$1,892.2

					Statistics:
66.2%	67.5%	67.5%	61.4%	60.6%	Interest credited (% of investment income)	53.4%	55.9%	62.0%	59.2%	62.9%	58.5%
1.5	1.3	1.3	1.5	1.3	Annualized operating expenses (% of average assets under management)	1.0	1.1	1.2	1.3	1.4	1.5

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2004		2003
1999	2000	2001	2002	2003		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$17.0	$18.5	$14.3	$18.2	$22.5	Net investment income	$7.4	$7.2	$6.2	$6.1	$6.2	$4.0
0.4	(1.8)	—	(19.7)	9.3	Net capital gains (losses)	1.6	4.5	1.3	5.4	3.7	(1.1)
0.1	—	—	—	—	Other	—	—	—	—	—	—

17.5	16.7	14.3	(1.5)	31.8	Total revenues	9.0	11.7	7.5	11.5	9.9	2.9

					Benefits and expenses:
5.7	7.0	10.0	11.6	11.6	Operating expenses and other	3.4	3.1	2.8	3.1	3.0	2.7
0.9	1.0	0.1	5.0	17.5	Interest expense	4.3	4.4	4.3	4.4	4.4	4.4
4.5	—	—	—	—	Reorganization expenses	—	—	—	—	—	—

11.1	8.0	10.1	16.6	29.1	Total benefits and expenses	7.7	7.5	7.1	7.5	7.4	7.1

$6.4	$8.7	$4.2	$(18.1)	$2.7	Income (loss) before income taxes	$1.3	$4.2	$0.4	$4.0	$2.5	$(4.2)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2004		2003
1999	2000	2001	2002	2003		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS
					Investments:
					Fixed maturity securities:
$2,235.8	$2,485.3	$2,700.6	$4,134.4	$4,524.8	Available for sale	$4,411.7	$4,712.7	$4,524.8	$4,552.2	$4,613.4	$4,417.2
49.2	54.0	—	—	—	Trading	—	—	—	—	—	—
1,926.2	2,061.1	2,003.0	1,989.1	2,319.8	Commercial mortgage loans, net	2,608.2	2,376.6	2,319.8	2,245.2	2,130.0	2,043.5
98.5	65.9	72.0	64.6	77.2	Real estate, net	79.6	80.3	77.2	61.2	61.5	62.9
110.8	106.9	5.4	5.3	4.6	Policy loans	4.5	4.4	4.6	4.9	4.9	5.2
68.1	63.5	—	—	—	Collateral loans	—	—	—	—	—	—

4,488.6	4,836.7	4,781.0	6,193.4	6,926.4	Total investments	7,104.0	7,174.0	6,926.4	6,863.5	6,809.8	6,528.8
40.7	473.7	212.3	206.8	34.5	Cash and cash equivalents	44.2	71.9	34.5	32.6	20.4	69.0
48.7	74.0	73.7	79.6	73.3	Premiums and other receivables	75.0	76.5	73.3	73.6	77.2	73.6
56.2	61.5	59.4	77.1	82.8	Accrued investment income	82.9	86.9	82.8	86.9	83.0	83.9
29.9	35.3	867.5	873.9	871.9	Amounts recoverable from reinsurers	890.2	882.4	871.9	888.7	890.1	877.3
120.2	186.8	115.1	190.9	200.7	Deferred acquisition costs and value of business acquired, net	208.2	199.4	200.7	195.3	190.3	190.0
69.0	71.7	76.8	74.7	71.3	Property and equipment, net	71.8	70.5	71.3	72.4	72.4	72.9
11.5	27.2	72.0	31.5	35.1	Other assets	52.0	40.0	35.1	29.5	47.9	23.9
992.3	1,092.7	1,019.2	1,018.6	1,685.7	Separate account assets	1,952.5	1,847.2	1,685.7	1,414.3	1,296.1	1,064.6

$5,857.1	$6,859.6	$7,277.0	$8,746.5	$9,981.7	Total assets	$10,480.8	$10,448.8	$9,981.7	$9,656.8	$9,487.2	$8,984.0

					LIABILITIES AND EQUITY
					Liabilities:
$2,268.3	$2,969.5	$3,198.5	$4,114.9	$4,294.9	Future policy benefits and claims	$4,374.2	$4,333.8	$4,294.9	$4,259.0	$4,210.1	$4,161.0
1,571.7	1,565.6	1,728.9	1,864.5	2,100.3	Other policyholder funds	2,269.3	2,183.7	2,100.3	2,016.8	1,976.3	1,935.2
84.3	34.0	115.3	164.7	153.7	Deferred tax liabilities	100.5	177.0	153.7	176.0	212.5	174.2
0.2	65.2	81.5	0.2	2.7	Short-term debt	49.6	2.6	2.7	24.2	22.2	0.2
9.6	9.4	9.1	259.0	272.0	Long-term debt	273.3	272.0	272.0	256.9	256.9	258.9
90.8	198.8	150.8	172.0	162.9	Other liabilities	195.8	233.9	162.9	199.4	194.7	192.3
992.3	1,092.7	1,019.2	1,018.6	1,685.7	Separate account liabilities	1,952.5	1,847.2	1,685.7	1,414.3	1,296.1	1,064.6

5,017.2	5,935.2	6,303.3	7,593.9	8,672.2	Total liabilities	9,215.2	9,050.2	8,672.2	8,346.6	8,168.8	7,786.4

					Shareholders' equity:
819.7	778.7	699.8	665.3	673.4	Common stock	614.7	662.8	673.4	665.4	661.7	657.6
(37.6)	1.9	33.3	147.4	160.3	Accumulated other comprehensive income (loss)	79.0	216.4	160.3	193.1	247.4	167.9
57.8	143.8	240.6	339.9	475.8	Retained earnings	571.9	519.4	475.8	451.7	409.3	372.1

839.9	924.4	973.7	1,152.6	1,309.5	Total shareholders' equity	1,265.6	1,398.6	1,309.5	1,310.2	1,318.4	1,197.6

$5,857.1	$6,859.6	$7,277.0	$8,746.5	$9,981.7	Total	$10,480.8	$10,448.8	$9,981.7	$9,656.8	$9,487.2	$8,984.0

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2004		2003
1999	2000	2001	2002	2003		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
$2,285.0	$2,539.3	$2,700.6	$4,134.4	$4,524.8	Total fixed maturity securities:	$4,411.7	$4,712.7	$4,524.8	$4,552.2	$4,613.4	$4,417.2
2,084.9	2,323.1	2,454.0	3,701.0	4,119.0	Public	4,015.6	4,294.6	4,119.0	4,088.7	4,132.4	3,940.4
200.1	216.2	246.6	433.4	405.8	Private	396.1	418.1	405.8	463.5	481.0	476.8
1,926.2	2,061.1	2,003.0	1,989.1	2,319.8	Commercial mortgage loans, net	2,608.2	2,376.6	2,319.8	2,245.2	2,130.0	2,043.5
98.5	65.9	72.0	64.6	77.2	Real estate, net	79.6	80.3	77.2	61.2	61.5	62.9
110.8	106.9	5.4	5.3	4.6	Policy loans	4.5	4.4	4.6	4.9	4.9	5.2
68.1	63.5	—	—	—	Collateral loans	—	—	—	—	—	—

$4,488.6	$4,836.7	$4,781.0	$6,193.4	$6,926.4	Total investments	$7,104.0	$7,174.0	$6,926.4	$6,863.5	$6,809.8	$6,528.8

					Percent of investments:
50.9%	52.5%	56.5%	66.8%	65.3%	Fixed maturity securities	62.1%	65.7%	65.3%	66.3%	67.7%	67.6%
42.9	42.6	41.9	32.1	33.5	Commercial mortgage loans, net	36.7	33.1	33.5	32.7	31.3	31.3
2.2	1.4	1.5	1.0	1.1	Real estate, net	1.1	1.1	1.1	0.9	0.9	1.0
4.0	3.5	0.1	0.1	0.1	Other	0.1	0.1	0.1	0.1	0.1	0.1

					Fixed maturity securities available for sale:
97.4%	100.1%	102.0%	105.9%	106.0%	Market value as a % of amortized cost	103.0%	107.9%	106.0%	107.2%	109.3%	106.4%

					Reserve balances:
$4.1	$4.4	$3.6	$4.0	$2.6	Commercial mortgage loans, net	$2.6	$2.2	$2.6	$2.6	$3.6	$4.2

					StanCorp Mortgage Investors, LLC:
					Commercial mortgage loans under management:
$1,926.2	$2,061.1	$2,003.0	$1,989.1	$2,319.8	StanCorp and subsidiaries	$2,608.2	$2,376.6	$2,319.8	$2,245.2	$2,130.0	$2,043.5
253.8	314.7	534.9	672.9	677.1	Other investors	673.5	677.8	677.1	680.5	702.2	698.5

$2,180.0	$2,375.8	$2,537.9	$2,662.0	$2,996.9	Total	$3,281.7	$3,054.4	$2,996.9	$2,925.7	$2,832.2	$2,742.0

$519.1	$432.8	$430.1	$570.8	$930.6	Commercial mortgage loans originated	$372.0	$176.8	$213.4	$283.5	$226.5	$207.2
5.5	5.9	6.6	7.7	11.2	Income before income taxes *	3.6	1.7	2.8	3.1	2.8	2.5

*	Amounts presented are before intercompany eliminations.

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2004		2003
1999	2000	2001	2002	2003		2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
6.94%	7.01%	6.79%	6.22%	5.94%	Fixed maturity securities (excluding convertibles)	5.84%	5.81%	5.94%	5.98%	6.01%	6.09%
8.37	8.34	8.22	7.94	7.28	Commercial mortgage loans, net	6.95	7.18	7.28	7.40	7.65	7.82

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
81.0%	79.5%	69.0%	75.3%	75.6%	A or higher	75.6%	76.6%	75.6%	76.1%	76.9%	76.4%
18.3	19.4	28.0	21.2	20.9	BBB/Baa	20.8	20.0	20.9	20.6	20.1	20.4
0.7	0.9	2.4	2.1	2.0	BB/Ba	2.3	2.0	2.0	1.9	1.4	1.7
—	0.2	0.6	1.4	1.5	B or lower	1.3	1.4	1.5	1.4	1.6	1.5

					Commercial mortgage loans—statutory:
					Sixty day delinquencies:
$—	$—	$—	$—	$—	Book value	$3.0	$2.1	$—	$—	$1.9	$—
—%	—%	—%	—%	—%	Rates—overall %	0.11%	0.09%	—%	—%	0.09%	—%

$2.2	$—	$—	$—	$1.5	Foreclosed during period	$—	$—	$0.7	$0.8	$—	$—
—	—	0.5	—	—	In process of foreclosure	3.0	2.1	—	—	2.8	1.5
—	—	—	—	—	Included in 60 day delinquencies	3.0	2.1	—	—	1.9	—
5.5	6.1	5.9	4.6	2.9	Net balance of restructured loans	2.2	2.2	2.9	3.3	3.3	3.4